Exhibit 99.1

Investor Presentation

Q2 2020

PRIME MERIDIAN HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Table of Contents

Company Profile

Q1 2020 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$42.7 million (as of 6/30/2020)
Price / TBV	74.9% (as of 6/30/2020)
Assets	$602.2 Million
Loans, net	$442.6 Million
Deposits	$536.5 Million
Shareholders' Equity	$57.0 Million
NPAs / Assets	0.33%
Leverage Ratio (Company)	9.53%
Leverage Ratio (Bank)	8.99%
Shares Outstanding	3,116,499
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com



AL
GA
FL
Enterprise
Dothan
Albany
Tifton
Valdosta
Mobile
Pensacola
Destin
Gulf Shore
Panama City
Tallahassee
Crawfordville
Lake City
Jackson-ville
St Augustine
Gainesville
Ocala
Daytona Beach
Orlando
Kissimmee
Tampa
Lakeland
Clearwater
St. Petersburg
Melbourne
Port St Lucie
Fort Myers
Naples
Fort Lauderdale
North Atlantic Ocean
Gulf of Mexico

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 6/30/2020

Risk Factors

The COVID-19 pandemic has negatively impacted the global economy, disrupted global supply chains, lowered equity market valuations, created significant volatility and disruption in financial markets and significantly increased unemployment levels.

The extent to which the COVID-19 pandemic impacts our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios, will depend on future developments and the duration of the pandemic and actions taken by governmental authorities to slow the spread of the disease.

The Company has taken steps during the first and second quarters of 2020 to prepare its employees, support its clients, and help its communities. The Company closed its lobbies to foot traffic in early March (making them available by appointment only) and in early June reverted back to open lobbies, with safety and mitigation procedures in place (masks, social distancing, etc.).

In addition, the Company decreased the number of employees attending in-person meetings and has transitioned to virtual or online platforms whenever possible. Clients are also provided the option to sign documents electronically.

Paycheck Protection Program (PPP) Funding Activity

The Company is supporting small business owners by making PPP loans. As of June 30, 2020, the Bank originated $81.5 million in PPP loans. These loans are 100% guaranteed by the Small Business Administration (SBA). The Company has the option of funding PPP loans through the Federal Reserve's Paycheck Protection Program Lending Facility (the "PPPLF").

Loans pledged to secure PPPLF advances are excluded from the calculations of the Bank's regulatory capital ratios. The Company funded $51.1 million under the PPPLF during the quarter and elected to prepay these borrowing tranches before June 30th using excess liquidity. The Company maintains its access to the PPPLF, along with its other borrowing sources, if needed.

Management believes credit quality deterioration directly related to the pandemic could materialize in the future. As of June 30, 2020, the Company had accommodated 70 requests for payment deferrals or modifications on loans totaling $42.4 million, or 11.5% of the Bank's portfolio loans, excluding PPP loans. Approximately 88.9% of the requests were for loans secured with real estate.

Since June 30, 2020, 25 loans totaling $7.8 million have reverted back to original pre-modification terms and are being paid as agreed. Seven loans totaling $9.5 million have been approved for a second payment deferral/modification in the 3rd quarter, and the remaining 38 loans are either being paid within modified terms or their payments were originally deferred until the middle of the 3rd quarter.

TOTAL SBA ORIGINATIONS

855

FUNDS DISBURSED

$81.5
(in millions)

Source: SBA approvals and PPP funding data from internal company documents as of 6/30/2020

PPP: A GENERATIONAL CATALYST FOR GROWTH

PPP Loan Relationships Accelerate Bank's Growth in Assets, Future Earnings Potential

The Bank's culture of adapting to change manifested itself in a positive way through the many stages of COVID-19 lockdowns which began late in Q1 2020. Though there was no known plan in place by the U.S. Treasury or SBA the Bank's team came together to create its own application and processing protocols to speed up the PPP application and approval process with clients (and later non-clients) in a way that few other community banks were able to replicate.

The team's nimbleness – and the emphasis on communication with clients – was unmatched by many larger banks. The Prime Meridian Bank team earned a reputation – even among competitors – that it could get PPP done.

The PPP program thus became a once-in-a-generation event for the Bank and a significant catalyst for current and future growth.


Client & PPP Recipient
Non-Client PPP Recipient/ Prospect
300
TOTAL SBA LOAN ORIGINATIONS
855
424
131
New Relationship Client from PPP

Of the 855 PPP loans originated, 431 were to non-clients. Over 130 of these loan recipients have become new clients of the Bank.

Source: PPP funding data from internal company documents as of 6/30/2020

Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

Sammie D. Dixon, Jr.	**Vice Chairman, President and Chief Executive Officer** Age: 50 | 23 years banking experience
Chris L. Jensen, Jr.	**Executive Vice President and Chief Lending Officer** Age: 63 | 41 years banking experience
Susan Payne Turner	**Executive Vice President and Chief Risk Officer** Age: 53 | 38 years banking experience
Monté L. Ward	**Executive Vice President and Chief Information Officer** Age: 39 | 16 years experience in banking and information security
Clint F. Weber	**Executive Vice President and Chief Financial Officer** Age: 38 | 16 years banking and credit experience

PROFILE | COMPANY PERSONNEL

✓ **Employees, Management and Director Ownership (%)**	23.3
✓ **Prime Meridian Bank Employees Who Own PMHG (%)**	39.3
✓ **Average Age**	
▪ Entire Team[1]	41.3
▪ Executive Officers	48.6
▪ All Officers	47.0



PRIME
MERIDIAN
BANK

(1) 89 Full-Time Equivalents (FTEs)

Updated as of 6/30/2020

Corporate Culture

Who We Are. What We Stand For.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** *– high level of service with courtesy and compassion* • ***Integrity*** *– doing the right thing because it's the right thing to do* • ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable*

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.



PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

Corporate Recognition

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

5 Star Rating

41 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

SEMINOLE 100

2018, 2019, 2020
Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

2018 BEST of Tallahassee

Voted by readers of Tallahassee Magazine.

AMERICAN BANKER
BEST BANKS TO WORK FOR 2020

Annually since 2015

Future Franchise Growth

- ✓ Prime Meridian Bank is primarily focused on franchise growth opportunities arising from bank mergers or corporate restructurings that have recently occurred or are pending in North/Central Florida and South Georgia.
- ✓ Such opportunities will leverage the Bank's current infrastructure and capital position which has been built over the last several years.
- ✓ Additional market entries will be built around a veteran banking leader and core team with strong ties to the community and long-term deposit and lending relationships. Above all else they must fit and embrace Prime Meridian Bank's culture.
- ✓ While traditional bank M&A and branch acquisitions have not been ruled out, if such an opportunity were to arise that meets our acquisition criteria ***and*** is a cultural fit, such an opportunity would be evaluated and considered.

QUARTERLY CONSOLIDATED FINANCIAL RESULTS
(in thousands)

	Q2-20	Q1-20	Q2-19
Interest Income	$ 5,334	$ 5,045	$ 4,610
Interest Expense	765	902	851
Net Interest Income	**$ 4,569**	**$ 4,143**	**$ 3,759**
Provision for Loan Losses	1,227	636	179
Net Interest Income After Provision for Loan Losses	**$ 3,342**	**$ 3,507**	**$ 3,580**
Noninterest Income	414	367	412
Noninterest Expense			
Salary and Employee Benefits	1,546	1,618	1,579
Occupancy & Equipment	381	338	427
Other	892	982	977
Total Noninterest Expense	2,819	2,938	2,983
Income Before Income Taxes	**$ 937**	**$ 936**	**$ 1,009**
Income Tax	217	220	245
Net Income	**$ 720**	**$ 716**	**$ 764**
Average Diluted Shares Outstanding	**3,116,370**	**3,185,558**	**3,150,136**
Earnings Per Share	**$ 0.23**	**$ 0.22**	**$ 0.24**

Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

Summary Results | Q2 2020

- ✓ Net income of $720,000, or $0.23 per share fully diluted (FD), compared to $716,000, or $0.22 per share (FD) for Q1 2020 and $764,000, or $0.24 per share (FD) for Q2 2019.
- ✓ Total deposits increased $62.2 million, or 13.1% since Q1 2020 and $146.2 million, or 37.5%, since Q2 2019, as a result of proceeds from PPP loans and a continued focus on relationship management.
- ✓ Net interest margin of 3.07%, compared to 3.42% in Q1 2020 and 3.66% in Q2 2019.
- ✓ Net loans increased $80.1 million, or 22.1%, since Q1 2020 and $142.7 million, or 47.6%, since Q2 2019. In Q2 2020, the Bank originated $81.5 million in PPP loans.
- ✓ Nonperforming assets (NPAs) to total assets decreased 24 basis points to 0.33% since Q1 2020. Net charge-offs totaled $686,000 during Q2 2020.
- ✓ Capital levels remain strong with a consolidated Leverage Ratio of 9.53% and Bank level Leverage Ratio of 8.99%.
- ✓ Book value increased to $18.30 per share at 6/30/2020 from $17.88 per share at 3/31/20, benefitting from a positive change in retained earnings and accumulated other comprehensive income, and the Company's repurchase of 82,784 shares during the first quarter.

Source: Internal company documents

NET INTEREST DRIVERS

(dollars in millions and represents actual period-ending balance)

Average Securities Yield


2.61%
2.53%
2.39%
2.42%
2.52%
$52.4
$55.8
$61.3
$63.6
$66.9
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20

Average Loan Yield


5.15%
5.22%
5.04%
4.95%
4.44%
4.76%
$299.9
$315.8
$337.7
$352.9
$442.6
$365.8
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q2-20 Adjusted(1)

Average Cost of Interest-Bearing Liabilities


1.17%
1.20%
1.13%
1.04%
0.74%
$301.5
$326.5
$342.7
$368.1
$390.0
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20

Average Cost of Funds


0.90%
0.91%
0.87%
0.81%
0.55%
$89.6
$96.7
$96.8
$106.2
$146.5
$301.5
$326.5
$342.7
$368.1
$390.0
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20

Loans

Securities

(1) See Non-GAAP Reconciliation on Page 35

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)


CAGR – 22.2%
$244
$304
$347
$402
$501
$602
2015
2016
2017
2018
2019
Q2-20

Total Loans (in millions)


CAGR – 20.8%
$189
$225
$253
$293
$338
$443
2015
2016
2017
2018
2019
Q2-20

Total Deposits (in millions)


CAGR – 22.2%
$218
$275
$298
$349
$438
$537
2015
2016
2017
2018
2019
Q2-20

Cost of Funds (percent)


0.35
0.33
0.41
0.70
0.89
0.55
2015
2016
2017
2018
2019
Q2-20

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 20.1%
$25
$27
$47
$51
$56
$57
2015
2016
2017
2018
2019
Q2-20

Net income (in thousands)



$1,704
$2,220
$2,817
$4,042
$3,542
$1,631
$1,436
2015
2016
2017
2018
2019
Q2-19 YTD
Q2-20 YTD

Tangible Book Value Per Share



CAGR – 8.6%
$12.62
$13.51
$15.06
$16.19
$17.51
$18.30
2015
2016
2017
2018
2019
Q2-20

Earnings Per Share



$0.88
$1.12
$1.04
$1.29
$1.12
$0.52
$0.45
2015
2016
2017
2018
2019
Q2-19 YTD
Q2-20 YTD

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

✓ Secured Legal Limit – Bank	$ 13,122
✓ Secured Legal Limit – Consolidated	$ 13,919
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 109,162

Concentration limits set for primary segments of the portfolio.

Internal company data as of 6/30/2020

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure
(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank has pursued a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintained its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**57,250**
Total Loans	**$**	**449,667**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	44,861	$	56,271	97.46 %	9.98 %
Multifamily		19,145		21,814	37.78 %	4.26 %
Nonfarm Nonresidential		106,154		108,743	188.34 %	23.61 %
Less: Improved Owner-Occupied CRE		(58,904)		(60,721)	(105.17) %	(13.10) %
Total - Bank	**$**	**111,256**	**$**	**126,107**	**218.42 %**	**24.74 %**
Total - Consolidated	**$**	**111,256**	**$**	**126,107**	**206.99 %**	**24.74 %**

Source: internal company documents as of 6/30/2020

Loan Portfolio

- ✓ Total net loans of **$442.6** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 15% of total loans

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	108,970
Residential Real Estate and HELOC		141,932
Construction		42,142
Total Real Estate Mortgage		293,044
Commercial		67,986
SBA PPP		81,451
Consumer and Other		7,186
Total Loans		449,667
Deferred Loan Fees, Net		(1,845)
Less: ALLL		(5,248)
Loans, Net	$	**442,574**

Source: internal company documents as of 6/30/2020


Consumer and Other 2%
Commercial Real Estate 24%
SBA PPP 18%
Loan Composition as of 6/30/20
Commercial 15%
Construction 9%
Residential Real Estate and HELOC 32%

GROSS LOAN PORTFOLIO COMPOSITE COMPARISON


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2%
20%
11%
38%
29%
2%
16%
11%
40%
31%
2%
20%
12%
42%
24%
2%
15%
18%
9%
32%
24%
June 30, 2017
June 30, 2018
June 30, 2019
June 30, 2020
Consumer and Other
Commercial
PPP
Construction
Residential Real Estate & HELOC
Commercial Real Estate (CRE)

Source: internal company documents as of 6/30/2020.

RESIDENTIAL LOAN PORTFOLIO

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	80,727
1-4 Non-Owner-Occupied		41,346
Multifamily		19,859
Total	**$**	**141,932**



Multifamily 14%
Residential Loan Composition as of 6/30/20
1-4 Non-Owner-Occupied 29%
1-4 Owner-Occupied & HELOC 57%

Source: internal company documents as of 6/30/2020

Residential Loan Portfolio Composite Comparison


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15%
25%
60%
16%
27%
57%
14%
28%
58%
14%
29%
57%
June 30, 2017
June 30, 2018
June 30, 2019
June 30, 2020
Multifamily
1-4 Non-Owner-Occupied
1-4 Owner-Occupied & HELOC

Source: internal company documents as of 6/30/2020.

CORE FUNDING

- ✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.67%** is in line with the Company's Southeast peers[(1)] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$ 146,542
Money Market Accounts	210,553
NOW	98,656
Savings	14,314
Time Deposits	66,449
Total	**$ 536,514**



Time Deposits 12%
Noninterest-Bearing 27%
Savings 3%
NOW 19%
Deposit Composition as of 6/30/20
Money Market Accounts 39%

Source: internal company documents as of 6/30/2020

(1) Southeast Peers: a peer group of 26 publicly traded banks in AL, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $400-750 million for the quarter ended 6/30/2020.

CORE FUNDING COMPOSITE COMPARISON



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
7%
2%
12%
55%
24%
10%
3%
14%
50%
23%
14%
3%
15%
45%
23%
12%
3%
19%
39%
27%
June 30, 2017
June 30, 2018
June 30, 2019
June 30, 2020
Time Deposits
Savings
NOW
Money Market Accounts
Noninterest-Bearing

Source: internal company documents as of 6/30/2020.

NONPERFORMING LOANS BY TYPE

- ✓ Nonperforming Assets (NPAs) excluding restructured loans to total assets decreased 24 bps to 0.33% at 6/30/2020 compared to 0.57% at 3/31/2020 and 0.44% at 6/30/19
- ✓ ALLL(1) / Total loans ratio of 1.42%(2)(3)
- ✓ ALLL(1) / Nonperforming Loans (NPL) ratio of 299%(2)

(1) ALLL = Allowance for Loan Losses
(2) Includes $289,000 of specific reserves and $236,000 in unallocated reserves
(3) Excludes $81.5MM in PPP Loans

Nonperforming Assets (in thousands)

Residential & Home Equity	$ 1,089
Construction	-
Commercial	642
Consumer	25
Total Nonperforming Loans	1,756
Other Real Estate Owned (OREO)	234
Total Nonperforming Assets	**$ 1,990**

Source: internal company documents as of 6/30/2020


Other Real Estate Owned (OREO) 12%
Consumer 1%
NPA Composition as of 6/30/20
Residential & Home Equity 55%
Commercial 32%

Deposit Market Share

✓ Prime Meridian Bank's year-over-year deposit growth in Leon County was 14.94% with a five-year compounded growth rate of 13.25%

Institution (ST)	Type	2019 Rank	2018 Rank	2019 Total Market Share (%)	2018 Total Market Share (%)
Leon, FL					
Branch Banking and Trust Co. (NC)	Bank	1	1	28.05	24.40
Wells Fargo Bank NA (SD)	Bank	2	2	15.39	17.19
Capital City Bank (FL)	Bank	3	3	13.73	13.80
Bank of America NA (NC)	Bank	4	4	12.83	12.94
Regions Bank (AL)	Bank	5	5	5.72	6.37
Hancock Whitney Bank (MS)	Bank	6	8	4.68	4.65
Prime Meridian Bank (FL)	**Bank**	**7**	**9**	**4.59**	**4.35**
Synovus Bank (GA)	Bank	8	7	4.45	4.77
Centennial Bank (AR)	Bank	9	10	3.78	4.16
First A National Banking Association (MS)	Bank	10	6	3.76	4.98
Wakulla, FL					
Centennial Bank (AR)	Bank	1	1	62.42	65.20
Ameris Bank (GA)	Bank	2	2	14.77	14.33
Prime Meridian Bank (FL)	**Bank**	**3**	**3**	**13.55**	**11.58**
Capital City Bank (FL)	Bank	4	4	9.25	8.89
Polk, FL					
Prime Meridian Bank (FL)(1)	**Bank**	**16**	-	**0.08**	-

Source: S&P Global: Market share analysis excludes non-retail deposits. (1)Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2019 and 2018 and other data in this table are pro forma for all acquisitions announced after June 30, 2019 and up to including the date of this table (October 19, 2019).

INVESTMENT HIGHLIGHTS

Operates in Attractive Growth Markets	✓ Presence in growth market in North/Central Florida ✓ Target to open additional locations in other growth markets in Florida, Southern Georgia or Southern Alabama
Proven Business Model + Strong Balance Sheet	✓ Banking model is scalable and driven by technology and infrastructure in place ✓ Bank is wholly funded by lower-costing core deposits ✓ Strong capital position – 9.53% Tier 1 leverage capital ratio[1] at Holding Company ✓ Current liquidity position provides capacity for additional internal loan funding
Competitive Advantage	✓ Local market knowledge ✓ Deep and long-standing relationships with clients ✓ Personalized client service guided by core principles ✓ True employee commitment and involvement in the communities served
Strong Underwriting & Credit Culture	✓ Disciplined credit process ✓ Corporate-banking style underwriting philosophy, within a community banking model ✓ Long history of strong asset quality. NPAs/Total Assets of 0.33% at 6/30/2020[1]
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Committed to building a premier community bank in the Southeast ✓ Strong credibility with regulators and investors

(1)Source: internal company documents as of 6/30/2020

Appendix I | PORTFOLIO EXPOSURE RELATED TO COVID-19

PPP Loans by Industry and Loan Payment Deferral Clients
($ in thousands)

PPP Loans by Industry

Category	Total Balance	Avg Loan Balance	Percent of Total
Hospitality	$ 6,368	$ 75	8%
Real Estate Services and Construction	13,033	72	16%
Wholesale and Retail Trade and Manufacturing	10,861	88	13%
Financial, Professional, and Information Services	23,234	113	29%
Administrative, Religious and Other Services	16,334	86	20%
Healthcare Services	11,621	168	14%
TOTAL	**$ 81,451**	**$ 95**	**100%**

PPP Loans to Loan Payment Deferral Clients

Category	PPP Loan Balance	Avg Loan Balance	Number of Loans
1-4 Family Owner Occupied	$ -	$ -	0
1-4 Family Non-Owner Occupied	-	-	0
CRE Owner Occupied	23	23	1
CRE Non-Owner Occupied	150	75	2
Commercial & Industrial	1,548	172	9
Construction/Land	10	10	1
Consumer	-	-	0
TOTAL	**$ 1,731**	**$ 133**	**13**

Source: Internal company documents as of 6/30/2020

NUMBER OF PPP LOANS AND AVERAGE LOAN VALUE



44.2% (1)
378
26.0% (1)
222
13.8% (1)
118
10.6% (1)
91
5.4% (1)
46

	Less than $25K	$25K to $75K	$75K to $150K	$150K to $350K	$350K+
TOTAL	$4,852,908	$9,742,433	$12,310,455	$20,836,070	$33,709,950
AVERAGE	12,839	434,885	104,326	228,968	732,825

(1) Percentage of total PPP loans

TOTAL SBA ORIGINATIONS
855

FUNDS DISBURSED
$81.5
(in millions)

AVERAGE ALL PPP LOANS
$95.3
(in thousands)

Source: SBA approvals and PPP funding data from internal company documents as of 6/30/2020

COVID-19 Loan Modifications
($ in thousands)

Collateral or Loan Type	No. of Loans Modified	Dollar Amount Loans Modified	Avg Balance Loans Modified	Interest Only 3 Months	Interest Only 4-6 Months	Full Payment Deferral 3 Months	Weighted Average LTV Loans Modified	Percent of Total Loan Collateral or Type
1-4 Family Owner Occupied	15	$ 7,558	$ 504	$ -	$ -	$ 7,558	75%	17.8
1-4 Family Non-Owner Occupied	9	3,035	337	948	167	1,920	67	7.1
CRE Owner Occupied	13	10,730	825	-	-	10,730	61	25.3
CRE Non-Owner Occupied	9	16,407	1,823	-	1,737	14,670	62	38.7
Commercial & Industrial	15	3,898	260	417	672	2,809	N/A	9.2
Construction/Land	7	781	112	23	-	758	47	1.8
Consumer	2	29	15	29	-	-	N/A	0.1
TOTAL	70	$ 42,438	$ 606	$ 1,417	$ 2,576	$ 38,445		100%

Source: Internal company documents as of 6/30/2020

Appendix II | TABLES

Reconciliation of Non-GAAP Disclosures

	For the Year Ended					3 Months Ended June 30	
(Dollars in Thousands, Except per Share Data)	2015	2016	2017	2018	2019	2019	2020
Net Income							
Net earnings (GAAP)	$ 1,704	$ 2,220	$ 2,817	$ 4,042	$ 3,542	$ 764	$ 720
Plus: provision for loan losses	433	424	256	591	1,131	179	1,227
Plus: income taxes	844	1,217	1,735	1,220	1,092	245	217
PTPP Operating Earnings (non-GAAP)	$ 2,981	$ 3,861	$ 4,808	$ 5,853	$ 5,765	$ 1,188	$ 2,164
Earnings per Share (EPS)							
Weighted average common shares, diluted	1,955,573	1,991,161	2,711,699	3,131,546	3,159,635	3,150,136	3116370
EPS, diluted (GAAP)	$ 0.87	$ 1.11	$ 1.04	$ 1.29	$ 1.12	$ 0.24	$ 0.23
PTPP EPS, diluted (non-GAAP)	$ 1.52	$ 1.94	$ 1.77	$ 1.87	$ 1.82	$ 0.38	$ 0.69
Return on Average Assets (ROAA)							
Average Assets	$ 229,682	$ 275,575	$ 331,682	$ 379,288	$ 456,797	$ 436,292	$ 616670
ROAA (GAAP) %	0.74	0.81	0.85	1.07	0.78	0.70	0.47
PTPP ROAA (non-GAAP) %	1.30	1.40	1.45	1.54	1.26	1.09	1.40
Return on Average Common Equity (ROAE)							
Average Common Equity (GAAP)	$ 23,814	$ 26,087	$ 39,283	$ 47,932	$ 53,172	52,248	56563
ROAE (GAAP) %	7.15	8.51	7.17	8.43	6.66	5.85	5.09
PTPP ROTCE (non-GAAP) %	12.52	14.80	12.24	12.21	10.84	9.10	15.30

ROAA non-GAAP is calculated as PTPP / Average Assets. For Q2 2020 and 2019 the calculation is then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity. For Q2 2020 and 2019 the calculation is then annualized. Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Adjusted Average Loan Yield					
Average loans, excluding loans held for sale	$ 427,902	$ 352,421	$ 329,980	$ 313,595	$ 298,058
Less average PPP loans	(62,086)	-	-	-	-
Adjusted average loans, excluding loans held for sale (non-GAAP)	$ 365,816	$ 352,421	$ 329,980	$ 313,595	$ 298,058
Average interest on loans, excluding loans held for sale	$ 4,745	4,363	4,160	4,093	3,834
Less interest income and earned fee income on PPP loans	$ (392)	-	-	-	-
Adjusted interest on loans, excluding loans held for sale (Non-GAAP)	$ 4,353	$ 4,363	$ 4,160	$ 4,093	$ 3,834
Average loan yield, excluding loans held for sale (GAAP)	4.44 %	4.95%	5.04%	5.22%	5.15%
Adjusted average loan yield, excluding loans held for sale (non-GAAP)	4.76	-	-	-	-

ROAA non-GAAP is calculated as PTPP / Average Assets. For Q2 2020 and 2019 the calculation is then annualized. ROTCE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Tangible Common Equity. For Q2 2020 and 2019 the calculation is then annualized. Source: Internal company documents and documents filed with SEC.

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$2,981
$3,861
$4,808
$5,853
$5,765
$1,188
$2,164
2015
2016
2017
2018
2019
Q2-19
Q2-20

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.52
$1.94
$1.77
$1.87
$1.82
$0.38
$0.69
2015
2016
2017
2018
2019
Q2-19
Q2-20

PTPP Return on Average Assets (Non-GAAP) %



1.30
1.40
1.45
1.54
1.26
1.09
1.40
2015
2016
2017
2018
2019
Q2-19
Q2-20

PTPP Return On Common Equity (Non-GAAP) %



12.52
14.80
12.24
12.21
10.84
9.10
15.30
2015
2016
2017
2018
2019
Q2-19
Q2-20

ROAA non-GAAP is calculated as PTPP / Average Assets. For Q2 2020 and 2019 the calculation is then annualized. ROTCE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Tangible Common Equity. For Q2 2020 and 2019 the calculation is then annualized. Source: Internal company documents and documents filed with SEC.

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Per Share Data:					
Earnings per share - Basic	$ 0.23	$ 0.22	$ 0.29	$ 0.31	$ 0.24
Earnings per share - Diluted	$ 0.23	$ 0.22	$ 0.29	$ 0.31	$ 0.24
Book value per share	$ 18.30	$ 17.88	$ 17.51	$ 17.25	$ 16.85
Shares outstanding	3,116,499	3,115,334	3,191,288	3,190,031	3,144,456
Weighted-average basic shares outstanding	3,116,307	3,183,857	3,190,933	3,147,696	3,144,068
Weighted-average diluted shares outstanding	3,116,370	3,185,558	3,195,793	3,151,321	3,150,136
Selected Performance Ratios and Other Data:					
Return on average assets [1]	0.47 %	0.56 %	0.75 %	0.83 %	0.70 %
Return on average equity [1]	5.09	5.09	6.84	7.14	5.85
Average yield on earning assets	3.59	4.17	4.17	4.48	4.49
Net interest margin [2]	3.07	3.42	3.36	3.63	3.66
Efficiency ratio [3]	56.57	65.14	60.40	65.03	71.52
Noninterest expense/average assets [1]	1.83	2.30	2.13	2.43	2.73
Asset Quality Data:					
Nonaccrual loans	$ 1,756	$ 2,244	$ 2,591	$ 2,603	$ 1,962
Loans 90 days past due + other real estate owned	234	787	-	-	-
Total nonperforming assets	1,990	3,031	2,591	2,603	1,962
Nonperforming assets/total assets	0.33 %	0.57 %	0.52 %	0.54 %	0.44 %
Loans 30-89 days past due	$ 5	$ 3,029	$ 743	$ 254	$ 688
Total loans, net of held-for-sale loans	449,667	366,627	341,625	319,261	303,484
Loans 30-89 days past due / total loans	0.00 %	0.83 %	0.22 %	0.08 %	0.23 %
Net charge-offs / average loans [1]	0.64	0.39	0.32	0.34	0.04
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	9.53 %	10.75 %	11.08 %	11.73 %	12.08 %
Tier 1 Leverage Capital Ratio (Bank)	8.99	9.33	9.31	9.24	9.10
Common Equity Tier 1 Capital Ratio (Bank)	13.80	12.41	13.24	12.95	12.69
Tier 1 Risk-Based Capital Ratio (Bank)	13.80	12.41	13.24	12.95	12.69
Total Capital Ratio (Bank)	15.05	13.64	14.49	14.15	13.94

[1] Annualized

[2] Net interest margin is net interest income divided by total average interest-earning assets, annualized.

[3] Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Interest income:					
Loans	$ 4,844	$ 4,429	$ 4,237	$ 4,179	$ 3,916
Securities	428	384	342	338	333
Other	62	232	378	402	361
Total interest income	5,334	5,045	4,957	4,919	4,610
Interest expense:					
Deposits	737	899	962	934	851
Other borrowings	28	3	4	5	-
Total interest expense	765	902	966	939	851
Net interest income	4,569	4,143	3,991	3,980	3,759
Provision for loan losses	1,227	636	546	241	179
Net interest income after provision for loan losses	3,342	3,507	3,445	3,739	3,580
Noninterest income:					
Service charges and fees on deposit accounts	44	64	75	74	68
Debit card/ATM revenue, net	79	81	60	67	64
Mortgage banking revenue	219	148	213	151	197
Income from bank-owned life insurance	40	40	42	46	45
Other income	32	34	38	32	38
Total noninterest income	414	367	428	370	412
Noninterest expense:					
Salaries and employee benefits	1,546	1,618	1,384	1,575	1,579
Occupancy and equipment	381	338	330	373	427
Professional fees	83	91	112	79	106
Marketing	100	201	178	172	194
FDIC assessment	67	52	26	6	44
Software maintenance, amortization and other	201	193	185	188	167
Other	441	445	454	436	466
Total noninterest expense	2,819	2,938	2,669	2,829	2,983
Earnings before income taxes	937	936	1,204	1,280	1,009
Income taxes	217	220	257	316	245
Net earnings	$ 720	$ 716	$ 947	$ 964	$ 764
Basic earnings per share	$ 0.23	$ 0.22	$ 0.29	$ 0.31	$ 0.24
Diluted earnings per share	0.23	0.22	0.29	0.31	0.24

Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2020 (Unaudited)	March 31, 2020 (Unaudited)	December 31, 2019 (Audited)	September 30, 2019 (Unaudited)	June 30, 2019 (Unaudited)
Assets					
Cash & cash equivalents	$ 62,307	$ 72,677	$ 75,082	$ 84,278	$ 72,042
Debt securities available for sale	66,898	70,976	61,333	55,773	52,431
Loans, held for sale	8,949	8,946	6,193	7,907	6,223
Loans, net	442,574	362,436	337,710	315,807	299,949
Federal Home Loan Bank stock	493	493	404	404	404
Premises & equipment, net	8,187	8,072	7,744	7,787	7,311
Right of use lease asset	3,568	3,619	3,669	3,719	3,768
Accrued interest receivable	1,723	1,273	1,137	1,073	1,100
Bank-owned life insurance	6,581	6,541	6,501	6,459	6,413
Other real estate owned	234	234	-	-	-
Other assets	658	850	1,088	859	1,086
Total Assets	$ 602,172	$ 536,117	$ 500,861	$ 484,066	$ 450,727
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 146,542	$ 106,176	$ 96,807	$ 96,732	$ 89,608
Savings, NOW and money-market deposits	323,523	297,991	272,283	265,518	247,804
Time deposits	66,449	70,116	69,174	58,947	52,912
Total Deposits	536,514	474,283	438,264	421,197	390,324
Other borrowings	-	-	1,254	2,053	770
Official checks	3,373	1,391	606	900	1,496
Operating lease liability	3,669	3,714	3,758	3,801	3,827
Other liabilities	1,584	1,038	1,111	1,088	1,314
Total Liabilities	545,140	480,426	444,993	429,039	397,731
Total Stockholders' Equity	57,032	55,691	55,868	55,027	52,996
Total Liabilities and Stockholders' Equity	$ 602,172	$ 536,117	$ 500,861	$ 484,066	$ 450,727

Earnings Average Balance Sheets

(dollars in thousands)

	Q2 2020			Q1 2020			Q2 2019		
	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]
Interest-earning assets:									
Loans[1]	$ 427,902	$ 4,745	4.44 %	$ 352,421	$ 4,363	4.95 %	$ 298,058	$ 3,834	5.15 %
Loans held for sale	9,788	99	4.05	6,051	66	4.36	6,957	82	4.71
Debt securities available for sale	68,014	428	2.52	63,583	384	2.42	50,943	333	2.61
Other[2]	89,217	62	0.28	62,157	232	1.49	54,650	361	2.64
Total interest-earning assets	594,921	$ 5,334	3.59 %	484,212	$ 5,045	4.17 %	410,608	$ 4,610	4.49 %
Noninterest-earning assets	21,749			26,021			25,684		
Total assets	$ 616,670			$ 510,233			$ 436,292		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 311,237	$ 412	0.53 %	$ 277,254	$ 544	0.78 %	$ 242,815	$ 597	0.98 %
Time deposits	67,287	325	1.93	69,906	355	2.03	48,573	254	2.09
Total interest-bearing deposits	378,524	737	0.78	347,160	899	1.04	291,388	851	1.17
Other borrowings	33,129	28	0.34	1,273	3	0.94	34	-	-
Total interest-bearing liabilities	411,653	765	0.74 %	348,433	902	1.04 %	291,422	$ 851	1.17 %
Noninterest-bearing deposits	140,234			99,857			87,077		
Noninterest-bearing liabilities	8,220			5,690			5,545		
Stockholders' equity	56,563			56,253			52,248		
Total liabilities and stockholders' equity	$ 616,670			$ 510,233			$ 436,292		
Net earning assets	$ 183,268			$ 135,779			$ 119,186		
Net interest income		$ 4,569			$ 4,143			$ 3,759	
Interest rate spread[3]			2.85 %			3.13 %			3.32 %
Net interest margin[4]			3.07 %			3.42 %			3.66 %

[1] Includes nonaccrual loans

[2] Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

[3] Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities.

[4] Net interest margin is net interest income divided by total average interest-earning assets, annualized.

[5] Annualized

Earnings Average Balance Sheets

(dollars in thousands)

	For the Six Months Ended June 30,					
	2020			2019		
	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]
Interest-earning assets:						
Loans[1]	$ 390,400	$ 9,108	4.67 %	$ 297,103	$ 7,632	5.14 %
Loans held for sale	7,919	165	4.17	5,856	140	4.78
Debt securities available for sale	65,798	812	2.47	48,490	629	2.59
Other[2]	75,687	294	0.78	54,987	709	2.58
Total interest-earning assets	539,804	$ 10,379	3.85	406,436	$ 9,110	4.48
Noninterest-earning assets	23,647			22,923		
Total assets	$ 563,451			$ 429,359		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 294,245	$ 956	0.65 %	$ 243,160	$ 1,199	0.99 %
Time deposits	68,597	680	1.98	45,653	465	2.04
Total interest-bearing deposits	362,842	1,636	0.90	288,813	1,664	1.15
Other borrowings	17,201	31	0.36	17	-	-
Total interest-bearing liabilities	380,043	$ 1,667	0.88	288,830	$ 1,664	1.15
Noninterest-bearing deposits	120,046			85,141		
Noninterest-bearing liabilities	6,954			3,732		
Stockholders' equity	56,408			51,656		
Total liabilities and stockholders' equity	$ 563,451			$ 429,359		
Net earning assets	$ 159,761			$ 117,606		
Net interest income		$ 8,712			$ 7,446	
Interest rate spread[3]			2.97 %			3.33 %
Net interest margin[4]			3.23 %			3.66 %
Ratio of interest-earning assets to average interest-bearing liabilities	142.04 %			140.72 %		

[1] Includes nonaccrual loans

[2] Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

[3] Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities.

[4] Net interest margin is net interest income divided by total average interest-earning assets, annualized.

[5] Annualized